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                                                                       Exhibit 2

                           HOLMES FINANCING (NO.6) PLC
                                    04359738

                              ABBEY NATIONAL HOUSE
                         2 TRITON SQUARE, REGENTS PLACE
                                 LONDON NW1 3AN

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                      Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of the servicer does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 20-F for the year ended December 31, 2002 (the "Form 20-F") of Holmes Financing (No. 6) PLC (the "Company") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 30 June 2003                                     /s/ David Green
                                                        ------------------------
                                                        David Green
                                                        Director

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.